LAZARD RETIREMENT SERIES, INC.
Lazard Retirement US Equity Select Portfolio

Supplement to Current Summary Prospectus and Prospectus

As of December 31, 2018 (the "Effective Date"), the following will replace "Lazard Retirement Series Summary Section—Lazard Retirement US Equity Select Portfolio—Management—Portfolio Managers/Analysts" in the prospectus and "Management—Portfolio Managers/Analysts" in the summary prospectus:

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager's US Equity and Global Equity teams, has been with the Portfolio since May 2003.

H. Ross Seiden, portfolio manager/analyst on various of the Investment Manager's US Equity teams, has been with the Portfolio since May 2018.

Louis Florentin-Lee, portfolio manager/analyst on the Investment Manager's US Equity Select team and various of the Investment Manager's Global Equity teams, has been with the Portfolio since December 2018.

Martin Flood, portfolio manager/analyst on various of the Investment Manager's US Equity teams and the Global Equity Select team, has been with the Portfolio since March 2011.

Ronald Temple, portfolio manager/analyst on various of the Investment Manager's US Equity and Global Equity teams, has been with the Portfolio since February 2009.

As of the Effective Date, the following will replace the list of persons who are primarily responsible for the day-to-day management of the Retirement US Equity Select Portfolio in the section entitled "Lazard Retirement Series Fund Management—Portfolio Management" in the prospectus:

Retirement US Equity Select Portfolio— Andrew D. Lacey (since May 2003), H. Ross Seiden (since May 2018), Louis Florentin-Lee (since December 2018), Martin Flood (since March 2011) and Ronald Temple (since February 2009)

Dated: December 31, 2018